UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2023

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3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Change

On September 18, 2023, Michael Turner notified 3D Systems Corporation (the “Company”) of his resignation as Executive Vice President and Chief Financial Officer of the Company, effective October 15, 2023, to accept a new career opportunity. Mr. Turner’s resignation from the Company is not the result of any disagreement regarding the Company’s financial reporting or accounting policies, procedures, estimates or judgments.

On September 21, 2023, Andrew Johnson, the Company’s Executive Vice President, Chief Corporate Development Officer, Chief Legal Officer and Secretary, was appointed as the Company’s Interim Chief Financial Officer, effective October 16, 2023. Mr. Johnson, age 48, joined the Company in July 2006 and has since served in increasing roles of responsibility in the corporate and legal departments, including as Executive Vice President, Chief Legal Officer and Secretary since November 2014, Chief Corporate Development Officer since September 2022 and Interim Chief Executive Officer from October 2015 until April 2016. In addition to earning his Juris Doctor from the University of Virginia, he earned a Master of Business Administration from the University of Michigan Ross School of Business, where he graduated with High Distinction.

At this time, any compensation adjustments in connection with Mr. Johnson’s appointment as the Company’s Interim Chief Financial Officer has not been determined. The Company will file an amendment to this Current Report on Form 8-K disclosing any compensation adjustment made in connection with this appointment if and when it has been determined.

Item 7.01. Regulation FD Disclosure.

On September 21, 2023, the Company issued a press release announcing the Chief Financial Officer change. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued on September 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: September 21, 2023	By:	/s/ Andrew M. Johnson
Andrew M. Johnson
Executive Vice President, Chief Corporate Development Officer, Chief Legal Officer and Secretary